UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: January 8, 2007 (Date of earliest event reported)

Umpqua Holdings Corporation (Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia, Suite 1200 Portland, Oregon 97258 (address of Principal Executive Offices)(Zip Code) (503) 727-4100 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

     On January 8, 2007, Umpqua Holdings Corporation issued a press release announcing that it will conduct a quarterly earnings conference call Thursday, January 25, 2007 at 10:00 a.m. PST (1:00 p.m. EST) where the Company will discuss fourth quarter results and full year 2006 results and provide an update on recent activities. There will be a question-and-answer session following the presentation. Interested parties are invited to join the call by dialing 888-791-1856; the password is “UMPQUA.” A rebroadcast will be available approximately one hour after the conference call by dialing 866-502-6119, or by visiting www.umpquaholdingscorp.com. Information to be discussed in the teleconference will be available on the company's Web site prior to the call. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits.
99.1 Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: January 8, 2007	By:/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary